UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 6, 2021

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of principal executive offices)

(414) 259-5333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act*:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	BGGSQ	N/A

* On August 4, 2020, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by the New York Stock Exchange.  The registrant’s common stock trades on the OTC Pink Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

As previously disclosed, on July 20, 2020, Briggs & Stratton Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for Eastern District of Missouri (the “Bankruptcy Court”).

In connection with the Chapter 11 Cases, as previously disclosed, the Debtors filed the Second Amended Joint Chapter 11 Plan of In re Briggs & Stratton Corporation and Its Affiliated Debtors (the “Second Amended Plan”) and an amended disclosure statement (the “Amended Disclosure Statement”) with the Bankruptcy Court. As previously disclosed, the Amended Disclosure Statement was approved by Bankruptcy Court on November 10, 2020, and, on December 18, 2020, the Bankruptcy Court confirmed the Second Amended Plan. On January 6, 2021 (the “Effective Date”), the Second Amended Plan became effective in accordance with its terms. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Second Amended Plan.

Pursuant to and subject to the terms of the Second Amended Plan, on the Effective Date, among other things: (i) all existing shares of common stock, par value $0.01 per share (the “Existing Common Stock”), of the Company were canceled for no consideration, and (ii) one new share of common stock of the Company was issued to Alan Halperin, solely in his capacity as the Plan Administrator appointed under the Second Amended Plan as representative of the Wind-Down Estates (the “Plan Administrator”), to hold in trust as custodian for the benefit of the former holders of Equity Interests. Upon the Effective Date, in accordance with the Second Amended Plan, the directors serving on the Company’s board of directors were deemed to be replaced and the Company’s remaining officers were automatically removed. In accordance with the Second Amended Plan, the Plan Administrator will oversee the process to sell, abandon, wind down, dissolve, liquidate or distribute any remaining assets of the Wind-Down Estates, including, if applicable, the transfer of all or part of the assets of the Wind-Down Estates to a liquidating trust.

The description of the Second Amended Plan herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended Plan set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on December 21, 2020 with the U.S. Securities and Exchange Commission (the “SEC”), and incorporated by reference herein to this Current Report on Form 8-K.

In the near term, the Company will file a Form 15 with the SEC to deregister the Existing Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its reporting obligations under Section 15(d) of the Exchange Act. Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Following deregistration of the Existing Common Stock, the Company does not plan to post current information with OTC or otherwise make it publicly available, and therefore does not expect that the Existing Common Stock will be eligible for quotation on the OTC Pink Market. Following the filing of the Form 15, shares of the Existing Common Stock may continue to be quoted on the OTC Pink Market for a limited period, contingent on, among other things, market makers’ demonstrating continued interest. However, there is no assurance that trading in the Existing Common Stock will continue on the OTC Pink Market or any other medium.

Bankruptcy Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s noticing and claims agent, Kurtzman Carson Consultants LLC, at http://www.kccllc.net/Briggs.

The Company expects that the holders of the Existing Common Stock will experience a complete loss of their investment and therefore cautions against trading in the Company’s equity securities.

Cautionary Statement on Forward-Looking Statements

Various statements in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases and the Wind-Down, including but not limited to, the terms of and transactions contemplated by the Second Amended Plan and the Amended Disclosure Statement, including the timing of the filing by the Company of a Form 15 with the SEC, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, and the Company’s ability to realize proceeds from remaining assets; risks related to the trading of the Existing Common Stock on the OTC Pink Market, particularly because the Second Amended Plan provides that there will not be sufficient funds or other assets to allow holders of the Existing Common Stock to receive any distribution of value in respect of their equity interests; as well as other risk factors set forth in the Amended Disclosure Statement included as Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on November 9, 2020. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION

Date: January 6, 2021	By	/s/ Alan Halperin
Alan Halperin, solely as Plan Administrator under the Second Amended Plan